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                                                                   EXHIBIT 10.1


               GENERAL AMENDMENT OF EMPLOYEE STOCK OPTION PROGRAMS
                       OF WEATHERFORD INTERNATIONAL, INC.


         THIS GENERAL AMENDMENT INSTRUMENT is hereby dated effective as of the 9th day of May, 2003.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Weatherford International, Inc., a Delaware corporation ("Weatherford Delaware"), currently maintains and sponsors, and Weatherford International Ltd., a Bermuda exempted company ("Weatherford Bermuda"), has assumed the rights, duties and obligations of Weatherford Delaware under, the Weatherford Enterra, Inc. 1991 Stock Option Plan, as amended and restated, the Energy Ventures, Inc. 1992 Employee Stock Option Plan and the Weatherford International, Inc. 1998 Employee Stock Option Plan, as amended (the "Employee Stock Plans"); and

         WHEREAS, the Boards of Directors of Weatherford Bermuda and Weatherford Delaware have approved an amendment to each of the Employee Stock Plans to allow transferability of the stock options granted thereunder for estate planning purposes by the employee to whom the stock option originally was granted (each an "Employee");

         NOW, THEREFORE, the Employee Stock Plans are hereby amended to the extent necessary to provide as follows:

         In addition to any provision in any of the Employee Stock Plans permitting transfer of nonqualified stock options granted thereunder, the Employee also may transfer a nonqualified stock option (a) to the extent provided in the agreement evidencing the stock option or (b) to the Employee's spouse, children, brothers, sisters, parents, grandchildren and grandparents, whether related by blood, marriage or adoption (collectively, "Immediate Family Members"); to trusts solely for the benefit of the Employee's Immediate Family Members; or to partnerships in which the only partners are the Employee's Immediate Family Members and/or trusts solely for the benefit of the Employee's Immediate Family Members (any transferee described in clauses (a) - (b) above is referred to herein as a "Transferee"). Options shall not be transferable by a Transferee other than, in the case of a Transferee who is an individual, by will or under the laws of descent and distribution and shall be exercisable during a Transferee's lifetime only by the Transferee.

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         The undersigned, being duly authorized, on behalf of Weatherford
International Ltd. and Weatherford International, Inc., have executed this General Amendment Instrument on the date first set forth above.

                                     WEATHERFORD INTERNATIONAL LTD.


                                     By:  /s/ Burt M. Martin
                                          -------------------------------------
                                          Burt M. Martin, Senior Vice President



                                     WEATHERFORD INTERNATIONAL, INC.


                                     By:  /s/ Burt M. Martin
                                          -------------------------------------
                                          Burt M. Martin, Senior Vice President


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